UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 27, 2013

Commission File Number:  000-54014

VistaGen Therapeutics, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

20-5093315
(IRS Employer Identification No.)

384 Oyster Point Blvd, No. 8, South San Francisco, California 94080
(Address of principal executive offices)

650-244-9990
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On June 27, 2013, VistaGen Therapeutics, Inc. (the “Company”), Autilion AG, a company organized and existing under the laws of Switzerland (“Autilion”), and Bergamo Acquisition Corp. PTE LTD, a company organized and existing under the laws of Singapore (“Bergamo Singapore”) entered into a second amendment (the “Amendment”) to the Securities Purchase Agreement, dated April 8, 2013 and previously amended on April 30, 2013 (the “Securities Purchase Agreement”).

Pursuant to the Amendment, among other things: (i) Autilion and Bergamo Singapore terminated the Assignment and Assumption Agreement entered into on April 12, 2013; (ii) Autilion assumed all rights and obligations of the Purchaser under the Securities Purchase Agreement; and (iii) Autilion and the Company amended the scheduled investment dates under the Securities Purchase Agreement, so that the first closing occurred on the date of the Amendment and the final closing occurs on or before September 30, 2013, as more particularly set forth below:

Investment Date	Total Amount of Investment	Total No. of Shares
On the date of this Amendment	$25,000	50,000
On or before July 11, 2013	$475,000	950,000
On or before July 27, 2013	$9,500,000	19,000,000
On or before August 30, 2013	$10,000,000	20,000,000
On or before September 30, 2013	$16,000,000	32,000,000

The foregoing description of the Amendment does not purport to be complete, and is qualified, in its entirety, by reference to the full text of the Amendment, attached hereto to as Exhibit 10.1, and the full text of the Securities Purchase Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 10, 2013, each of which is incorporated by reference herein.

Item 3.02                      Unregistered Sales of Equity Securities.

On June 27, 2013, pursuant to the Securities Purchase Agreement and the schedule set forth in the Amendment, the Company issued to Autilion an aggregate total of 50,000 shares of the Company’s common stock (the “Shares”) for $0.50 per share, resulting in proceeds to the Company of $25,000.

The Shares were offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder.  Autilion represented that it was an “accredited investor” as defined in Regulation D.  The proceeds from the sale of the Shares will be used for general corporate purposes.

Item 7.01                      Regulation FD Disclosure.

On June 28, 2013, the Company issued a press release to provide an update on the financing under the Securities Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                      Other Events.

See Item 7.01.

Item 9.01                      Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VistaGen Therapeutics, Inc.

Date:   June 28, 2013

By:	/s/ Shawn K. Singh
Name: Shawn K. Singh, JD
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Second amendment to the Securities Purchase Agreement
99.1	Press Release dated June 28, 2013